Accel Entertainment Announces Q1 2021 Operating Results

Chicago, IL – May 10, 2021 – Accel Entertainment, Inc. (NYSE: ACEL) today announced certain financial and operating results for the first quarter ended March 31, 2021.

Highlights:
•Q1 2021 ended with 2,470 locations; an increase of 5% compared to Q1 2020
•Q1 2021 ended with 12,720 VGTs; an increase of 14% compared to Q1 2020
•Revenue of $147.1 million for Q1 2021, an increase of 38% compared to Q1 2020
•Net Income of $1.5 million for Q1 2021
•Adjusted EBITDA[*] of $25.8 million for Q1 2021, an increase of 74% compared to Q1 2020
•Q1 2021 same-store sales growth of 34%
•March 2021 was the highest revenue month in Accel's history

2021 Revised Guidance:
Our revised 2021 guidance includes the impact of the January 2021 shutdown, assumes no M&A, and assumes minimal on-going impact from COVID-19.
•End 2021 with an estimated 2,575 – 2,600 locations
•End 2021 with an estimated 13,375 – 13,525 VGTs
•2021 Revenue now estimated to be $650 - $705 million
•2021 Adjusted EBITDA[*] now estimated to be $117 - $127 million
•2021 capital expenditures estimated to be $20-$25 million of cash spend
Accel Entertainment CEO Andy Rubenstein commented, “We are thrilled to deliver continued strong performance and increase our guidance for the full year 2021, which is a testament to the resiliency of our asset-light, hyper-local business model and the tremendous relationships we have built with our players and establishment partners. Despite the most recent pandemic-related shutdown in January, we achieved the highest revenue and Adjusted EBITDA quarter in Accel’s history, a trend we expect to persist as the industry continues to recover, our core Illinois market moves toward a full re-opening and we continue our expansion into Montana and Nevada through our pending acquisition of Century Gaming Technologies.”

Condensed Consolidated Statements of Operations and Other Data
	Three Months Ended March 31,
(in thousands)	2021	2020

Total revenues	$147,069	$106,463
Operating income	9,555	2,143
Income before income tax (benefit) expense	3,414	47,904
Net income	1,501	48,043
Other Financial Data:
Adjusted EBITDA(1)	25,813	14,840
Adjusted net income(2)	11,057	5,397

(1)	Adjusted EBITDA is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; change in fair value of contingent earnout shares; change in the fair value of warrants; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; and provision for income taxes. For additional information on Adjusted EBITDA and a reconciliation of net income to Adjusted EBITDA, see “Non-GAAP Financial Measures—Adjusted net income and Adjusted EBITDA.”
(2)
Adjusted net income is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; change in fair value of contingent earnout shares; change in the fair value of warrants; stock-based compensation expense; other expenses, net; and tax effect of adjustments. For additional information on Adjusted net income and a reconciliation of net income to Adjusted net income, see "Non-GAAP Financial Measures— Adjusted net income and Adjusted EBITDA.”

Key Metrics
	As of March 31,
	2021	2020
Licensed establishments (1)	2,470	2,353
Video gaming terminals (2)	12,720	11,164
Average remaining contract term (years) (3)	6.7	7.0

	March 31,
	2021	2020
Location hold-per-day – for the three months ended(4) (in whole $)	$784	$572

(1)	Based on Scientific Games International third-party terminal operator portal data which is updated at the end of each gaming day and includes licensed establishments that may be temporarily closed but still connected to the central system. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(2)	Based on Scientific Games International third-party terminal operator portal data which is updated at the end of each gaming day and includes VGTs that may be temporarily shut off but still connected to the central system. This metric is utilized by Accel to continually monitor growth from existing locations, organic openings, acquired locations, and competitor conversions.
(3)	Calculated by determining the average expiration date of all outstanding contracts, and then subtracting the applicable measurement date. The IGB limited the length of contracts entered into after February 2, 2018 to a maximum of eight years with no automatic renewals.
(4)
Calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Location hold-per-day for the three months ended March 31, 2021 is computed based on 72-eligible gaming days (excludes 18 non-gaming days due to the IGB mandated COVID-19 shutdown). Location hold-per-day for the three months ended March 31, 2020 is computed based on 76-eligible gaming days (excludes 15 non-gaming days due to the IGB mandated COVID-19 shutdown)

Condensed Consolidated Statements of Cash Flows Data
	Three Months Ended March 31,
(in thousands)	2021	2020
Net cash provided by (used in ) operating activities	$21,586	$(4,349)
Net cash used in investing activities	(2,462)	(3,734)
Net cash provided by financing activities	19,103	49,218

Non-GAAP Financial Measures
	Three Months Ended March 31,
(in thousands)	2021	2020
Net income	$1,501	$48,043
Adjustments:
Amortization of route and customer acquisition costs and location contracts acquired (1)	6,106	5,565
Stock-based compensation (2)	1,593	1,060
Loss (gain) on change in fair value of contingent earnout shares (3)	2,797	(17,406)
Gain on change in fair value of warrants(4)	—	(32,603)
Other expenses, net (5)	2,053	1,205
Tax effect of adjustments (6)	(2,993)	(467)
Adjusted net income	$11,057	$5,397
Depreciation and amortization of property and equipment	5,989	4,867
Interest expense, net	3,344	4,248
Emerging markets (7)	517	—
Income tax expense	4,906	328
Adjusted EBITDA	$25,813	$14,840

(1) Route and customer acquisition costs consist of upfront cash payments and future cash payments to third-party sales agents to acquire the licensed video gaming establishments that are not connected with a business combination. Accel amortizes the upfront cash payment over the life of the contract, including expected renewals, beginning on the date the location goes live, and recognizes non-cash amortization charges with respect to such items. Future or deferred cash payments, which may occur based on terms of the underlying contract, are generally lower in the aggregate as compared to established practice of providing higher upfront payments, and are also capitalized and amortized over the remaining life of the contract. Future cash payments do not include cash costs associated with renewing customer contracts as Accel does not generally incur significant costs as a result of extension or renewal of an existing contract. Location contracts acquired in a business combination are recorded at fair value as part of the business combination accounting and then amortized as an intangible asset on a straight-line basis over the expected useful life of the contract of 10 years. “Amortization of route and customer acquisition costs and location contracts acquired” aggregates the non-cash amortization charges relating to upfront route and customer acquisition cost payments and location contracts acquired.
(2)    Stock-based compensation consists of options, restricted stock units and warrants.
(3)    Loss (gain) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
(4)    Gain on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.
(5)    Other expenses, net consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring expenses relating to lobbying efforts and legal expenses in Pennsylvania and lobbying efforts in Missouri, (iii) non-recurring costs associated with COVID-19 and (iv) other non-recurring expenses.
(6)    Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations.
(7)    Emerging markets consist of the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.

Conference Call
Accel will host an investor conference call on May 11, 2021 at 11 a.m. Central (12 p.m. Eastern) to discuss these operating and financial results. Interested parties may join the live webcast by registering at http://www.directeventreg.com/registration/event/5265023. Registering in advance of the call will provide listeners with a personalized link to view the webcast and an individual dial-in for the call. This registration link to the live webcast will also be available on Accel’s investor relations website, as well as a replay of the webcast following completion of the call: ir.accelentertainment.com.
About Accel

Accel believes it is the leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this press release are forward-looking statements, including, but not limited to, any statements regarding our 2021 guidance, including with respect to the duration and impact of the COVID-19 crisis (including expected operating expenses related thereto), potential acquisitions or strategic alliances, and our estimates of number of VGTs, locations, revenues, Adjusted EBITDA and capital expenditures. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward looking statements. These forward looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel’s business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020 and between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.

Non-GAAP Financial Information

This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA and Adjusted net income. Adjusted EBITDA and adjusted net income are non-GAAP financial measures and are key metrics used to monitor ongoing core operations. Management of Accel believes Adjusted EBITDA and adjusted net income enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance.

Although Accel excludes amortization of route and customer acquisition costs and location contracts acquired from Adjusted EBITDA and Adjusted net income, Accel believes that it is important for investors to understand that these route, customer and location contract acquisitions contribute to revenue generation. Any future acquisitions may result in amortization of route and customer acquisition costs and location contracts acquired.

Adjusted EBITDA and Adjusted net income are not recognized terms under GAAP. These non-GAAP financial measures excludes some, but not all, items that affect net income, and these measures may vary among companies. These non-GAAP financial measures are unaudited and have important limitations as an analytical tool, should not be viewed in isolation and do not purport to be alternatives to net income as indicators of operating performance.

[*] Although we provide guidance for Adjusted EBITDA, we are not able to provide guidance for net income, the most directly comparable GAAP measure. Certain elements of the composition of GAAP net income, including stock-based compensation expenses, are difficult to predict and estimate, and are often dependent on future events which may be uncertain or outside of our control. not predictable, making it.

These elements make it impractical for us to provide guidance on net income or to reconcile our Adjusted EBITDA guidance to net income without unreasonable efforts. For the same reason, we are unable to address the probable significance of the unavailable information.

Media Contact:
Eric Bonach
Abernathy MacGregor
212-371-5999
ejb@abmac.com

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Unaudited)

(In thousands, except per share amounts)	Three Months Ended March 31,
	2021	2020
Revenues:		(As Restated)
Net gaming	$140,464	$101,575
Amusement	4,049	2,831
ATM fees and other revenue	2,556	2,057
Total net revenues	147,069	106,463
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	98,891	70,708
General and administrative	24,475	21,975
Depreciation and amortization of property and equipment	5,989	4,867
Amortization of route and customer acquisition costs and location contracts acquired	6,106	5,565
Other expenses, net	2,053	1,205
Total operating expenses	137,514	104,320
Operating income	9,555	2,143
Interest expense, net	3,344	4,248
Loss (gain) on change in fair value of contingent earnout shares	2,797	(17,406)
Gain on change in fair value of warrants	—	(32,603)
Income before income tax expense (benefit)	3,414	47,904
Income tax expense (benefit)	1,913	(139)
Net income	$1,501	$48,043
Net income per common share:
Basic	$0.02	$0.62
Diluted	0.02	0.60
Weighted average number of shares outstanding:
Basic	93,471	78,003
Diluted	94,280	79,093

Comprehensive income
Net income	1,501	48,043
Unrealized gain on investment in convertible notes (net of income taxes of $187 and $0, respectively)	469	—
Comprehensive income	$1,970	$48,043

ACCEL ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value and share amounts)	March 31,	December 31,
	2021	2020
Assets	(Unaudited)	(As Restated)
Current assets:
Cash and cash equivalents	$172,678	$134,451
Prepaid expenses	4,932	5,549
Income taxes receivable	—	3,341
Other current assets	10,173	8,643
Total current assets	187,783	151,984
Property and equipment, net	143,674	143,565
Other noncurrent assets:
Route and customer acquisition costs, net	15,346	15,251
Location contracts acquired, net	162,495	167,734
Goodwill	45,754	45,754
Investment in convertible notes, less current portion	30,786	30,129
Deferred income tax asset	1,937	3,824
Other assets	2,021	2,000
Total other noncurrent assets	258,339	264,692
Total assets	$589,796	$560,241
Liabilities and Stockholders’ Equity
Current liabilities:
Current maturities of debt	$18,250	$18,250
Current portion of route and customer acquisition costs payable	1,639	1,608
Accrued location gaming expense	2,667	—
Accrued state gaming expense	13,552	—
Accounts payable and other accrued expenses	10,575	23,666
Accrued compensation and related expenses	5,518	5,853
Current portion of consideration payable	4,041	3,013
Total current liabilities	56,242	52,390
Long-term liabilities:
Debt, net of current maturities	341,833	321,891
Route and customer acquisition costs payable, less current portion	4,137	4,064
Consideration payable, less current portion	20,270	20,943
Contingent earnout share liability	35,867	33,069
Warrant liability	13	13
Total long-term liabilities	402,120	379,980
Stockholders’ equity :
Preferred Stock, par value of $0.0001; 1,000,000 shares authorized; 0 shares issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Class A-1 Common Stock, par value $0.0001; 250,000,000 shares authorized; 93,379,508 shares issued and outstanding at March 31, 2021; 93,379,508 shares issued and outstanding at December 31, 2020	9	9
Additional paid-in capital	181,142	179,549
Accumulated other comprehensive income	562	93
Accumulated deficit	(50,279)	(51,780)
Total stockholders' equity	131,434	127,871
Total liabilities and equity	$589,796	$560,241